Exhibit 10.3

Execution Version

AMENDMENT NO. 3 TO THE
SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
KKR MANAGEMENT HOLDINGS L.P.

This AMENDMENT NO. 3 (this “Amendment”), dated as of May 3, 2018 and effective as of the Effective Time (as defined below), to the Second Amended and Restated Limited Partnership Agreement, dated as of October 1, 2009, as amended by Amendment No. 1, dated as of March 17, 2016, and Amendment No. 2, dated as of June 20, 2016 (as amended from time to time, the “Agreement”), of KKR Management Holdings L.P., a Delaware limited partnership (the “Partnership”), is made by KKR Management Holdings Corp., a Delaware corporation, as the general partner of the Partnership (the “General Partner”), and KKR & Co. L.L.C., a Delaware limited liability company, as limited partner (the “Limited Partner”). Each of the capitalized terms used herein that is not otherwise defined herein shall have the meaning ascribed thereto under the Agreement.

W I T N E S S E T H

WHEREAS, in connection with the conversion of KKR & Co. L.P., a Delaware limited partnership and an indirect controlling entity of the General Partner, into a Delaware corporation (the “Conversion”), which is currently anticipated to be effective at 12:01 a.m. (Eastern Time) on July 1, 2018, the General Partner and the Limited Partner wish to amend the Agreement pursuant to Section 10.12(a) of the Agreement as set out below.

NOW, THEREFORE, the Agreement is hereby amended as follows:

FIRST: The following amendments to Section 1.01 of the Agreement be and hereby are made:

1.  The following definitions are hereby inserted in proper alphabetical order:

“Class A Common Stock” means Class A Common Stock, $0.01 par value per share, of KKR & Co. Inc., a Delaware corporation.

“Partnership Representative” has the meaning set forth in Section 5.08.

2.  The definition of “Exchange Agreement” is hereby amended by adding “, or any successor thereto” after “KKR & Co. L.P., a Delaware limited partnership”.

3.  The definitions of “Common Units,” “Investment Agreement” and “US Listing” are hereby deleted.

SECOND: References in the Agreement to “a Common Unit” or “Common Units” are hereby replaced by references to “a share of Class A Common Stock” or “shares of Class A Common Stock”, as applicable.

THIRD: The first five sentences of Section 5.08 of the Agreement are hereby amended and restated in their entirety as follows:

For tax years beginning before December 31, 2017, the General Partner shall be or shall designate the “tax matters partner” within the meaning of Section 6231(a)(7) of the Code (as in effect prior to 2018) (the “Tax Matters Partner”) and, for tax years beginning after December 31, 2017, the General Partner shall be or shall designate the “partnership representative” within the meaning of Section 6223 of the Code (the “Partnership Representative”). The Partnership shall file as a partnership for federal, state, provincial and local income tax purposes, except where otherwise required by Law. All elections required or permitted to be made by the Partnership, and all other tax decisions and determinations relating to federal, state, provincial or local tax matters of the Partnership, shall be made by the Tax Matters Partner or the Partnership Representative, as applicable, in consultation with the Partnership’s attorneys and/or accountants. Tax audits, controversies and litigations shall be conducted under the direction of the Tax Matters Partner or the Partnership Representative, as applicable. The Tax Matters Partner or the Partnership Representative, as applicable, shall keep the other Partners reasonably informed as to any tax actions, examinations or proceedings relating to the Partnership and shall submit to the other Partners, for their review and comment, any settlement or compromise offer with respect to any disputed item of income, gain, loss, deduction or credit of the Partnership.

FOURTH: The following amendments to Section 11.02 of the Agreement be and hereby are made:

1.  The following definitions are hereby amended and restated in their entirety as follows:

“Change of Control Event” has the meaning set forth in Section 21.02 of the Issuer Certificate of Incorporation.

“Issuer” means KKR & Co. Inc.

2.  The following definitions are hereby inserted in proper alphabetical order:

“Issuer Certificate of Incorporation” means the Certificate of Incorporation of the Issuer, dated as of May 3, 2018 and effective as of the Effective Time, as it may be amended or restated from time to time.

“Series A Preferred Stock” means the preferred stock, $0.01 par value per share, of the Issuer that has been designated as Series A Preferred Stock.

3.  The definition of “Issuer Limited Partnership Agreement” is hereby deleted.

FIFTH: References in the Agreement to “Issuer Limited Partnership Agreement” are hereby replaced by references to “Issuer Certificate of Incorporation”.

SIXTH: References to “preferred units” in Section 11.05 of the Agreement are hereby replaced with references to “Series A Preferred Stock”.

SEVENTH: Section 11.06 of the Agreement is hereby amended and restated in its entirety as follows:

SECTION 11.06.	Distribution Rate.

If the dividend rate per annum on the Series A Preferred Stock issued by the Issuer shall increase pursuant to Section 21.06 of the Issuer Certificate of Incorporation, then the Distribution Rate shall increase by the same amount beginning on the same date as set forth in Section 21.06 of the Issuer Certificate of Incorporation.

EIGHTH: The following amendments to Section 12.02 of the Agreement be and hereby are made:

1.  The following definitions are hereby amended and restated in their entirety as follows:

“Change of Control Event” has the meaning set forth in Section 22.02 of the Issuer Certificate of Incorporation.

“Issuer” means KKR & Co. Inc.

2.  The following definitions are hereby inserted in proper alphabetical order:

“Issuer Certificate of Incorporation” means the Certificate of Incorporation of the Issuer, dated as of May 3, 2018 and effective as of the Effective Time, as it may be amended or restated from time to time.

“Series B Preferred Stock” means the preferred stock, $0.01 par value per share, of the Issuer that has been designated as Series B Preferred Stock.

3.  The definition of “Issuer Limited Partnership Agreement” is hereby deleted.

NINTH: References to “preferred units” in Section 12.05 of the Agreement are hereby replaced with references to “Series B Preferred Stock”.

TENTH: Section 12.06 of the Agreement is hereby amended and restated in its entirety as follows:

SECTION 12.06.	Distribution Rate.

If the dividend rate per annum on the Series B Preferred Stock issued by the Issuer shall increase pursuant to Section 22.06 of the Issuer Certificate of Incorporation, then the Distribution Rate shall increase by the same amount beginning on the same date as set forth in Section 22.06 of the Issuer Certificate of Incorporation.

ELEVENTH: Except as so modified pursuant to this Amendment, the terms of the Agreement shall remain in full force and effect in all respects.

TWELFTH: This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

THIRTEENTH: If any provision of this Amendment is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

FOURTEENTH: This Amendment shall be effective, and the provisions hereof shall become operative, upon the effectiveness of the Conversion (the “Effective Time”).

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

KKR MANAGEMENT HOLDINGS CORP.,
as General Partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Chief Financial Officer

KKR & CO. L.L.C.,
as Limited Partner

By:	/s/ David J. Sorkin
Name: David J. Sorkin
Title: Authorized Person

[Signature Page to Amendment No. 3 to Second Amended and Restated LPA of KKR Management Holdings L.P.]